EXECUTION COPY


                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------

         This SECURITIES PURCHASE AGREEMENT ("Agreement") is entered into as of December 29, 1999, by and among ON Technology Corporation, a Delaware corporation (the "Company"), with headquarters located at Waltham Woods, 880 Winter Street, Building 4, Waltham, MA 02451 and the purchasers (individually, a "Purchaser" and collectively, the "Purchasers") set forth on the execution pages hereof, with regard to the following:

                                    RECITALS
                                    --------

         A. The Company and Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

         B. Each of the Purchasers desires to purchase, upon the terms and conditions stated in this Agreement, (i) shares of the Company's common stock, $0.01 par value (the "Common Stock"), (ii) a Warrant in the form of Exhibit A hereto (the "Series I Warrant") entitling the holder thereof to purchase from the Company shares of Common Stock, and (iii) a Warrant in the form of Exhibit B hereto entitling the holder thereof to purchase additional shares of Common Stock from the Company (the "Series II Warrant", and together with the Series I Warrant, the "Warrants"). The shares of Common Stock being purchased hereunder are referred to herein as the "Shares" and the shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares". The Shares, the Warrants and the Warrant Shares are collectively referred to herein as the "Securities."

         C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

                                   AGREEMENTS
                                   ----------

         NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchasers hereby agree as follows:

                                    ARTICLE I
                         PURCHASE AND SALE OF SECURITIES

         1.1 Purchase of Shares and Warrant. On the Closing Date (as defined below), subject to the terms and the satisfaction (or waiver) of the conditions set forth in Articles VI and VII of this Agreement, the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company (i) the number of Shares as set forth below such Purchaser's name on the signature pages hereof at the Market Price (as defined below) on the Closing Date (the "Per Share Purchase Price"), (ii) a Series I Warrant entitling the holder thereof to purchase the number of Warrant Shares as set forth in such Warrant at an exercise price equal to $15.15 (130% of the Per Share Purchase Price), and
(iii) a Series II Warrant entitling the holder thereof to purchase the number of Warrant Shares as set forth in such Warrant, for an aggregate consideration of Twelve Million Dollars ($12,000,000) (the "Total Purchase Price"). The purchase price to be paid by each Purchaser (the "Purchase Price") for the Shares and Warrants being purchased by such Purchaser at the Closing is equal to the Per Share Purchase Price times the number of Shares set forth on the signature page executed by such Purchaser.

         As used in this Agreement, the "Market Price" for any given date means the average closing bid price of the Common Stock during the fifteen (15) consecutive trading days immediately preceding, but not including, the day prior to such date.

         1.2 Form of Payment. At the Closing, each Purchaser shall pay the applicable Purchase Price for the Shares and Warrants being purchased by such Purchaser at the Closing by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed stock certificates and Warrants from the Company, and the Company shall deliver to such Purchaser such executed stock certificates and Warrants against delivery of such Purchase Price from such Purchaser.

         1.3 Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in Articles VI and VII of this Agreement, the date and time of the issuance, sale and purchase of the Shares and Warrants (the "Closing") pursuant to this Agreement shall be December 29, 1999 (the"Closing Date"). The Closing shall occur at 10:00 a.m. Chicago time, at the offices of Altheimer & Gray, 10 S. Wacker Drive, Chicago, IL 60606.


                                   ARTICLE II
                   PURCHASERS' REPRESENTATIONS AND WARRANTIES

         Each Purchaser represents and warrants, solely with respect to itself and its purchase hereunder and not with respect to any other Purchaser or the purchase hereunder by any other Purchaser (and no Purchaser shall be deemed to make or have any liability for any representation or warranty made by any other Purchaser), to the Company as set forth in this Article II. No Purchaser makes any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by a Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

         2.1 Investment Purpose. Purchaser is purchasing the Shares and Warrants for Purchaser's own account as a principal for investment only and not with a present view toward or in connection with the public re-sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser will not resell any of the Securities except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the applicable Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. By making the representations in this Section 2.1, Purchaser does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of any or all of the Securities at any time in accordance with or pursuant to a registration statement or an applicable exemption from registration under the Securities Act.

         2.2 Accredited Investor Status. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

         2.3 Reliance on Exemptions. Purchaser understands that the Shares and Warrants are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Securities.

         2.4 Information. Purchaser and its counsel have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares and Warrants which have been specifically requested by Purchaser. Purchaser has been afforded the opportunity to ask questions of the Company, and its officers, directors, employees and agents, and has received what Purchaser believes to be complete and satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its representations and warranties shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Article
III. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk.

         2.5 Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

         2.6 Transfer or Resale. Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of
Section 5.1 hereof); (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities without registration under the Securities Act may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

         2.7 Legends. Purchaser understands that, subject to Article V hereof, the certificates for the Warrants, and until such time as the Shares and the Warrant Shares, as applicable, have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser pursuant to Rule 144, the certificates for the Shares and the Warrant Shares will bear a restrictive legend (the "Legend") in the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR
         OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

         2.8 Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable against Purchaser in accordance with their respective terms.

         2.9 Residency. Purchaser is a resident of the jurisdiction set forth under Purchaser's name on the signature page hereof executed by Purchaser.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to each Purchaser that:

         3.1 Organization and Qualification. Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure to so qualify could reasonably be expected to have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the business, operations, properties, financial condition, operating results or prospects of the Company and its subsidiaries, taken as a whole on a consolidated basis, (ii) the transactions contemplated by this Agreement, the Warrants or the Registration Rights Agreement (collectively, the "Transaction Documents"), (iii) the ability of the Company to perform its obligations under the Transaction Documents or (iv) the Purchaser's interest in the Securities.

         3.2 Authorization; Enforcement. (a) The Company has the requisite corporate power and authority (i) to enter into and perform its obligations under each of the Transaction Documents, (ii) to issue and sell, and to perform its obligations with respect to, the Shares and the Warrants in accordance with the terms hereof and thereof, as applicable, and (iii) to issue the Warrant Shares in accordance with the terms of the Warrants; (b) the execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Warrants and the reservation for issuance and the issuance of the Shares and the Warrant Shares) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (whether under rules of The Nasdaq National Market ("Nasdaq"), the National Association of Securities Dealers or otherwise), other than the Nasdaq Authorizations (as herein defined) and the declaration or ordering of effectiveness by the SEC of the Registration Statement or Statements as contemplated by the Registration Rights Agreement (collectively, the "Consents"); (c)each of the Transaction Documents has been duly executed and delivered by the Company; and (d) each of the Transaction Documents constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

         3.3 Capitalization. The capitalization of the Company as of the date of this Agreement, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock of the Company and the number of shares to be initially reserved for issuance upon exercise of the Warrants, is set forth on Schedule 3.3. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in Schedule 3.3, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). The Company has furnished to Purchaser true and correct copies of the Company's Certificate of Incorporation as currently in effect ("Certificate of Incorporation"), and the Company's By-laws as currently in effect (the "By-laws"). The Company has set forth in the Company's Quarterly Report on Form 10-Q for the period ended on September 30, 1999 (the "Latest Form 10-Q") or Schedule 3.3 all instruments and agreements (other than the Certificate of Incorporation and By-laws) governing securities convertible into or exercisable or exchangeable for Common Stock of the Company (and the Company shall provide to Purchaser copies thereof upon the request of Purchaser). Except as disclosed in the Latest Form 10-Q or Schedule 3.3, the Company has no indebtedness for borrowed money and no agreement providing for indebtedness for borrowed money. Except as disclosed in the Latest Form 10-Q or
Schedule 3.3 and this Agreement, the Company has no share purchase agreements, rights plans or agreements containing similar provisions and no agreements containing anti-dilution provisions. No anti-dilution provisions which have, individually or in the aggregate, any dilutive effect on Purchaser's investment are triggered as a result of any of the transactions contemplated by the Transaction Documents, including exercise of the Warrants. The Company shall provide Purchaser with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the date of the Closing and it shall be a condition to Purchaser's obligations at Closing that there are no material changes in such capitalization since the Company's representation on the date hereof. The Company has no subsidiaries, except as provided in the Latest Form 10-Q or Schedule 3.3. All such subsidiaries included in the Latest Form 10-Q or Schedule 3.3. are one hundred percent (100%) owned by the Company. Except as provided in the Latest Form 10-Q or Schedule 3.3, the Company has no investments, either debt or equity, in any other entity.

         3.4 Issuance of Shares. The Shares and the Warrant Shares are duly authorized and reserved for issuance, and, upon issuance in accordance with the terms hereof and exercise of the Warrants in accordance with the terms thereof, as applicable, will be validly issued, fully paid and non-assessable, and free from all liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company. The Warrants are duly authorized and are validly issued, fully paid and non-assessable, and free from all liens, claims and encumbrances and are not and will not be subject to preemptive rights or other similar rights of stockholders of the Company. The board of directors of the Company has unanimously approved the issuance of Shares pursuant to the terms hereof and the issuance of Shares issuable upon exercise of the Warrants pursuant to the terms thereof (without giving effect to any limitations on exercise contained therein, including for purposes of Nasdaq Rule 4460(i) and Nasdaq Rule 4310(c)(25)(H)(1)(b)) (the "Nasdaq Authorizations"), has unanimously recommended to the stockholders of the Company the approval of the Nasdaq Authorizations and will seek Stockholder Approval (as defined in Section 4.12) at the Company's next annual meeting, which is currently scheduled for April, 2000. No further corporate authorization or approval (other than the Stockholder Approval) is required under the rules of the Nasdaq with respect to the transaction contemplated by the Transaction Documents, including, without limitation, the issuance of the Shares and the Warrant Shares and the inclusion thereof for trading on the Nasdaq.

         3.5 No Conflicts. Except as disclosed in Schedule 3.5, the execution, delivery and performance of this Agreement, the Warrants and the Registration Rights Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrants and the issuance and reservation for issuance, as applicable, of the Shares and Warrant Shares and the Purchaser's purchase and acquisition of the Shares, the Warrants and the Warrant Shares) do not and will not (a) result in a violation of the Certificate of Incorporation or By-laws,
(b) conflict with, or constitute a default (or an event which, with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect), or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, by-laws or other organizational documents, and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted so long as a Purchaser owns any of the Securities, in violation of any law, ordinance, rule, regulation, order, judgment or decree of any governmental entity, court or arbitration tribunal except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as disclosed in
Schedule 3.5, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Warrants or the Registration Rights Agreement or to perform its obligations in accordance with the terms hereof or thereof, other than the Consents. The purchase and acquisition of the Securities by the Purchaser do not violate any law, rule, regulation, order, judgment or decree applicable to the Company, or require further filing by the Company or Purchaser under such law, rule, regulation, order, judgment or decree, by virtue of the Company's business or assets, other than the Consents. Except as disclosed in
Schedule 3.5, the Company is in full compliance with the continued listing criteria of Nasdaq and does not reasonably anticipate that the Common Stock will be de-listed by Nasdaq for the foreseeable future, and the Company has made all necessary filings and notifications with, is not aware of any inquiry by or received any notice from Nasdaq regarding any failure or alleged failure by the Company to comply with such criteria and has obtained all necessary approvals from, Nasdaq with respect to the transactions contemplated by the Transaction Documents, including, without limitation, the issuance of the Securities and the listing of the Shares and the Warrant Shares on the Nasdaq.

         3.6 Registration and SEC Documents. The Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has been so registered since August 1, 1995. Except as disclosed in the Filed SEC Documents or Schedule 3.6, since January 1, 1998, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed after January 1, 1998, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being referred to herein as the "SEC Documents" and such documents filed prior to the date hereof, the "Filed SEC Documents"), including for purposes of determining the availability of Form S-3. The Company has delivered to the Purchaser true and complete copies of the SEC Documents filed since January 1, 1998. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC or as subsequently corrected, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Document is, or, except pursuant to Filed SEC Documents has been, required to be updated or amended under applicable law, except for amendments and updates already made. The financial statements of the Company included in the SEC Documents were prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and fairly present in accordance with GAAP the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Filed SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred subsequent to the date of such financial statements in the ordinary course of business consistent with past practice, (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, and (iii) obligatioins which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company and its subsidiaries taken on a whole. The Filed SEC Documents, as supplemented by Schedule 3.6 hereto, contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "Contract"), except to the extent not required to be filed pursuant to the applicable Rules and Regulations of the SEC. None of the Company, its subsidiaries or, to the best knowledge of the Company, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation relates to indebtedness for borrowed money would have a Material Adverse Effect. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, or the happening of any further event or condition, would become a breach or default by the Company or its subsidiaries under any Contract which breach or default would have a Material Adverse Effect.

         3.7 Absence of Certain Changes. Since December 31, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in Schedule 3.7.

         3.8 Absence of Litigation. Except as disclosed in the Filed SEC Documents or Schedule 3.8, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a Material Adverse Effect or would adversely affect the transactions contemplated by the Transaction Documents or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Transaction Documents. To the Company's knowledge, there are no facts which, if known by a potential claimant or governmental agency or authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

         3.9 Disclosure. No information relating to or concerning the Company set forth in this Agreement or provided to Purchaser in connection with the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except for the execution and performance of this Agreement and the transactions contemplated hereby, no material fact (within the meaning of the federal securities laws of the United States) exists with respect to the Company or any of its subsidiaries which has not been publicly disclosed.

         3.10 Acknowledgment Regarding Purchaser's Purchase of the Securities. The Company acknowledges and agrees that each Purchaser is acting independently and is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transaction contemplated hereby, and the relationship between each Purchaser and the Company, are "arms-length", and that any statement made by any Purchaser, or any of its representatives or agents, in connection with this Agreement or the transactions contemplated hereby does not constitute advice or a recommendation, is merely incidental to such Purchaser's purchase of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

         3.11 Current Public Information. The Company is currently eligible to register the resale of the Shares and the Warrant Shares by the Purchaser in a secondary offering under General Instruction B3 and B4 of Form S-3 on a registration statement on Form S-3 under the Securities Act, all as contemplated by Section 2.1 of the Registration Rights Agreement.

         3.12 No General Solicitation. Neither the Company nor any person acting on behalf of the Company has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

         3.13 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation
D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of each Purchaser to the extent relevant for such determination.

         3.14 No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with Thomas Weisel Partners LLC (the fees of which shall be paid in full by the Company). The Company will indemnify each Purchaser from and against any fees and expenses sought or other claims made by Thomas Weisel Partners LLC.

         3.15 Acknowledgment of Dilution. The number of Warrant Shares issuable upon exercise of the Warrants may increase substantially in certain circumstances. The Company's executive officers and directors have studied and fully understand the terms of this Agreement and the transactions contemplated hereby and the nature of the securities being sold hereunder and recognize that they have a potentially dilutive effect. The board of directors of the Company has unanimously concluded in its good faith business judgment that the issuance of the Shares, the Warrants and the Warrant Shares as contemplated hereby is in the best interests of the Company. The Company acknowledges that its obligation to issue Warrant Shares upon exercise of the Warrants is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

         3.16 Intellectual Property. Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all material patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") used or necessary for the conduct of its business as now being conducted and as previously described in the Company's Annual Report on Form 10-K most recently filed and any subsequently filed reports on Form 10-Q and Form 8-K except where failure to own or have such rights would not have a Material Adverse Effect. Neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim, individually or in the aggregate is likely to have a Material Adverse Effect.

         3.17 Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Without limiting the generality of the foregoing, the Company and its subsidiaries have not directly or indirectly made or agreed to make (whether or not said payment is lawful) any payment to obtain, or with respect to, sales other than usual and regular compensation to its or their employees and sales representatives with respect to such sales.

         3.18 Key Employees. Each Key Employee (as defined below) is currently serving the Company in the capacity disclosed in the Filed SEC Documents or
Schedule 3.18. No Key Employee, to the best of the knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best of the knowledge of the Company and its subsidiaries, any intention to terminate or limit his employment with, or services to, the Company or any of its subsidiaries, nor is any such Key Employee subject to any constraints (e.g., litigation) which would cause such employee to be unable to devote his full time and attention to such employment or services, except where such termination, limitation or constraints would not reasonably be expected to have a Material Adverse Effect. "Key Employee" means Herman DeLatte, Stephen
J. Wietrecki, Ram Sudama and Laurent Raynaud.

         3.19 Year 2000 Compliance. The information set forth in the Filed SEC Documents with respect to Year 2000-related compliance by the Company does not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein not misleading. The Company's testing compliance program and contingency plan, in each case regarding Year 2000-related matters, are adequate to prevent a Material Adverse Effect and such Year 2000-related matters will not cause a Material Adverse Effect.

                                   ARTICLE IV
                                    COVENANTS

         4.1 Best Efforts. The parties shall use all commercially reasonable efforts timely to satisfy each of the conditions described in Articles VI and VII of this Agreement.

         4.2 Securities Laws. The Company agrees to file a Form D with respect to the Securities with the SEC as required under Regulation D and to provide a copy thereof to each Purchaser on or prior to its filing. The Company agrees to file a Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC no later than January 4, 2000. Such Form 8-K shall contain as exhibits this Agreement, the Warrants and the Registration Rights Agreement. The Company shall, on or prior to the date of Closing, take such action as is necessary to sell the Securities to each Purchaser in accordance with applicable securities laws of the states of the United States, and shall provide evidence of any such action so taken to each Purchaser on or prior to the date of the Closing. Without limiting any of the Company's obligations under this Agreement, the Registration Rights Agreement or the Warrants, from and after the date of Closing, neither the Company nor any person acting on its behalf shall take any action which would adversely affect any exemptions from registration under the Securities Act with respect to the transactions contemplated hereby.

         4.3 Reporting Status. So long as any Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

         4.4 Use of Proceeds. The Company shall use the proceeds from the sale of the Securities for general corporate purposes only, in the ordinary course of its business and consistent with past practice and, without limiting the generality of the foregoing, shall not use such proceeds to make a loan to any employee, officer, director or stockholder of the Company, to repay any loan or other obligation of the Company to any such person or to repurchase or pay a dividend on shares of Common Stock or other securities of the Company.

         4.5  Restriction on Issuance of Securities.

         (a) During the period beginning on the Closing Date and ending on the date which is six (6) months following the effective date of the registration statement contemplated by Section 2.1 of the Registration Rights Agreement (the "Effective Date") (such period, the "Financing Restriction Period"), the Company shall not issue or agree to issue (except (i) to the Purchasers pursuant to this Agreement, (ii) pursuant to any employee stock option, stock purchase or restricted stock plan of the Company, so long as the issuance of such stock or option is approved by a majority of the non-employee members of the board of directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (iii) pursuant to strategic investments from industry participants, the primary purpose of each of which is not to raise equity capital, (iv) to a seller or sellers of a business being acquired by the Company in such transaction, provided, however, that issuances pursuant to this clause (iv) shall not exceed, in the aggregate, 1,384,816 Shares of Common Stock or securities convertible into such number of Shares of Common Stock without written consent of the Purchasers, which consent shall not be unreasonably withheld or delayed; (v) the issuance to one purchaser or a group of related purchasers of securities, which, immediately following such issuance, constitute greater than 80% of the outstanding voting securities or economic interest in the Company, and which issuance is approved by a majority vote of the holders of voting capital stock of the Company, or (vi) in a public offering) any equity-like or equity-linked securities of the Company or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity, equity-like or equity-linked securities of the Company (any such securities, "Restricted Securities").

         (b) During the six (6) month period beginning on the date immediately following the final day of the Financing Restriction Period, other than to a seller or sellers of a business being acquired by the Company in such transaction, the Company will not issue or agree to issue or offer to issue or solicit any offer or inquiry with regard to any Restricted Securities unless the Company has satisfied all of the following requirements with respect to such issuance:

                  (I) The Company shall have delivered a notice to each Purchaser (the "Transfer Notice"), which notice shall include (A) the terms and number of units of the security and the consideration per unit which the Company desires to receive for the securities (which, in the case where the Company shall have received an offer to purchase such securities other than from the Purchasers (a "Third Party Offer"), shall be the consideration set forth in such offer) and (B) all of the material terms and conditions, including the terms and conditions of payment, upon which the Company proposes to transfer said securities (which, in the case of a Third Party Offer, shall be the terms and conditions set forth in the Third Party Offer).

                  (II) Upon the delivery of the Transfer Notice, each Purchaser shall have an option to purchase up to its pro rata portion of the securities described therein based on the number of shares of Common Stock purchased by all Purchasers hereunder on the terms and conditions described therein. Such option shall be exercisable by such Purchaser by service of written notice upon the Company within five (5) business days of receipt of the Transfer

         Notice. In the event that any Purchaser declines to exercise such option, such option may be exercised by the remaining Purchasers. Notwithstanding the foregoing, (i) if during such Financing Restriction Period the Company delivers a Transfer Notice notifying the Purchasers that it will issue or agree to issue or offer to issue or solicit any offer or inquiry with regard to any Restricted Securities for an aggregate amount of Five Million Dollars ($5,000,000)or less, the Purchasers' option pursuant to this clause (II) shall be to purchase in the aggregate all, but not less than all, of the securities described therein on the terms and conditions described therein, and (ii) if during such Financing Restriction Period the Company delivers a Transfer Notice notifying the Purchasers that it will issue or agree to issue or offer to issue or solicit any offer or inquiry with regard to any Restricted Securities for an aggregate amount of more than Five Million Dollars ($5,000,000), the Purchasers' option pursuant to this clause (II) shall be to purchase in the aggregate either (x) all or (y) an amount which is half or fewer, of the securities described therein on the terms and conditions described therein.

                  (III) If the options created in clause (II) hereof are not exercised by Purchaser within five (5) business days of service of the Transfer Notice, or if such options are exercised only in part, then, within a period of thirty (30) days beginning on the day following the date of expiration of the option period, the Company may issue some or all of the securities sought to be issued as to which such options were not exercised, at a price which is not less than one hundred percent (100%) of the price specified in the Transfer Notice and on terms and conditions not less favorable to the Company than those specified in the Transfer Notice.

         4.6 Further Restrictions on Issuance of Securities. While any Purchaser holds any Shares, Warrants, or Warrant Shares, the Company shall not, and shall cause each of its direct and indirect subsidiaries not to, issue, agree to issue or authorize for issuance, or otherwise transfer or enter into any commitment to issue or otherwise transfer, or offer to issue or transfer or solicit any issuance or proposal with regard to, any debt or equity security, bond, note or other security of any of the Company's direct or indirect subsidiaries (including, without limitation, any such subsidiaries as listed in the Latest Form 10-Q or Schedule 3.3), except for trade indebtedness and bank financing, in each case incurred on customary terms and conditions in the ordinary course of business (but, without limitation and by way of clarification, not including any equity-like or equity-linked terms and conditions).

         4.7 Expenses. The Company shall pay to Castle Creek Technology Partners LLC ("CCTP") at the Closing reimbursement for the expenses incurred by it and its affiliates and advisors in connection with the negotiation, preparation, execution, and delivery of this Agreement and the other agreements and documents to be executed in connection herewith, including, without limitation, due diligence and attorneys' fees and expenses (the "Expenses"). In addition, from time to time thereafter, upon CCTP's written request, the Company shall pay to CCTP such Expenses, if any, not so paid at Closing and/or covered by such payment, in each case to the extent incurred by CCTP. The Company shall not be required to reimburse Expenses to the extent such Expenses exceed fifty thousand dollars ($50,000) in the aggregate.

         4.8 Information. The Company agrees to send the following reports to each Purchaser until the earlier of (i) the date on which such Purchaser transfers, assigns or sells all of its Securities; or (ii) the second anniversary of the Closing Date: (a) within three (3) business days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, any proxy statements and any Current Reports on Form 8-K; and (b) within two (2) business days after release, copies of all press releases issued by the Company or any of its subsidiaries.

         4.9 Listing. For a period of beginning on the Closing Date and ending on the fifth (5th) anniversary of the Closing Date, the Company shall continue the listing and trading of its Common Stock on The Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, secure and maintain listing and trading of the Shares and Warrant Shares on such exchange, and comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of such exchange; provided, however, that if the Company is a party to a transaction following which no Purchaser holds any shares of capital stock or securities convertible into shares of capital stock of the Company, such obligation shall cease with respect to the Company; provided, further, that if the Shares and the Warrant Shares are converted in such transaction into shares of capital stock or other equivalent equity interest of another entity, such entity shall be bound by the provisions of this Section 4.9 for the remainder of the five (5) year term. If the Company fails to maintain the listing or trading of the Common Stock as required by this Section 4.9, then beginning on the tenth (10th) business day following such failure, if the Common Stock is still not listed or traded, then the Company shall pay to each Purchaser an amount equal to one percent (1%) of the fair market value of the Shares and Warrant Shares then held by such Purchaser per day that such failure continues. For purposes hereof, the number of Warrant Shares held by a Purchaser shall be calculated as though all Warrants held by such Purchaser were fully exercised at the Exercise Price then in effect, without regard to any limitations on the exercise thereof.

         4.10 Prospectus Delivery Requirement. Each Purchaser understands that the Securities Act may require delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by such Purchaser of the Common Stock being sold.

         4.11 Intentional Acts or Omissions. The Company shall not intentionally perform any act which if performed, or intentionally omit to perform any act which, if omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby.

         4.12 Share Authorization. The Company covenants and agrees that it shall (i) solicit by proxy the Stockholder Approval (as defined below) and (ii) use its best efforts to obtain the Stockholder Approval at its next annual stockholder meeting, which shall be held no later than May 1, 2000 ("Stockholder Approval Date"). For purposes hereof, "Stockholder Approval" means authorization by the stockholders of the Company for the issuance of Common Stock to the Purchasers at the Closing, upon the Effective Date and upon the exercise of the Warrants pursuant to the terms thereof in the aggregate in excess of twenty percent (20%) of the Company's total

Common Stock outstanding and, if necessary, the elimination of any prohibitions under the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities on the Company's ability to issue Common Stock in excess of twenty percent (20%). In addition, the Company shall, unless otherwise consented to by Purchasers, have a definitive proxy statement mailed to each stockholder of the Company at least twenty (20) days prior to the Stockholder Approval Date. The Company shall deliver one copy of any SEC comments it receives with respect to its proxy statement to each Purchaser and will not file such proxy statement (or any amendments thereto), whether such proxy statement is in preliminary or definitive form, without the approval of each Purchaser.

                                    ARTICLE V
                    LEGEND REMOVAL AND TRANSFER INSTRUCTIONS

         5.1 Removal of Legend. The Legend shall be removed and the Company shall issue a certificate without any legend to the holder of any Security upon which such Legend is stamped, and a certificate for a Security shall be originally issued without any legend, if, unless otherwise required by applicable state securities laws, (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, and reasonably satisfactory to the Company (the cost of which shall be borne by the Holder), to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such Security can be sold pursuant to Rule 144. Each Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, (i) pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or (ii) in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause
(b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above. Except for the Legend required pursuant to Section 2.7 and this
Section 5.1, the Securities shall bear no legend.

         5.2 Transfer Agent Instructions. The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Shares and Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company. Such certificates shall bear a legend only in the form of the Legend and only to the extent permitted by
Section 2.7 and Section 5.1 above. The Company warrants that no instruction other than such instructions referred to in this Article V, and no stop transfer instructions other than stop transfer instructions to give effect to Section 2.6 hereof in the case of the Shares and Warrant Shares prior to registration thereof under the Securities Act, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way any Purchaser's obligations and agreement set forth in
Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. Without limiting any other rights of a Purchaser or obligations of the Company, if (a) a Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) a Purchaser transfers Securities pursuant to Rule 144, the Company shall permit the transfer, and promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Purchaser in order to effect such a transfer or sale. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article V, that the Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         5.3 Failure to Remove Legend. If the Company fails to remove any legend as required by this Article V (a "Legend Removal Failure"), then beginning on the tenth (10th) day following such failure, if the Company continues to fail to remove such legend, the Company shall pay to each Purchaser holding shares subject to a Legend Removal Failure an amount equal to one percent (1%) of the fair market value of the Shares and Warrant Shares then held by such Purchaser per day that such failure continues. For purposes hereof, the number of Warrant Shares held by a Purchaser shall be calculated as though all Warrants held by such Purchaser were fully exercised, without regard to any limitations on the exercise thereof. If during any twelve (12) month period, the Company fails to remove any legend as required by this Article V for an aggregate of thirty (30) days, each Purchaser holding shares subject to a Legend Removal Failure may, at its option, require the Company to purchase all or any portion of the Shares and Warrant Shares held by such Purchaser at a price per share equal to the greater of (i) one hundred fifty percent (150%) of the Per Share Purchase Price and (ii) the fair market value of such Share.

                                   ARTICLE VI
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

         6.1 Conditions to the Company's Obligation to Sell. The obligation of the Company hereunder to issue and sell the Shares and Warrants to a Purchaser at the Closing is subject to the satisfaction, as of the Closing Date and with respect to such Purchaser, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                  (i) Such Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement and delivered the same to the Company.

                  (ii) Such Purchaser shall deliver the applicable Purchase Price for the Shares and Warrants purchased at the Closing.

                  (iii) The representations and warranties of such Purchaser shall be true and correct as of the date when made and as of the Closing as though made at that time, and Purchaser shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Agreement to be performed or complied with by Purchaser at or prior to the Closing.

                  (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                                   ARTICLE VII
              CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE

         7.1 Conditions to the Closing. The obligation of each Purchaser hereunder to purchase the Shares and Warrants to be purchased by it on the Closing Date is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser (with respect to it) at any time in such Purchaser's sole discretion:

                  (i) The Company shall have executed the signature page to this Agreement and the Registration Rights Agreement and delivered the same to such Purchaser.

                  (ii) The Company shall have delivered duly executed certificates for the Shares (in such denominations as such Purchaser shall reasonably request) and Warrants being so purchased by Purchaser at the Closing.

                  (iii) The Common Stock, including all Shares and Warrant Shares, shall be listed on the Nasdaq and trading in the Common Stock shall not have been suspended by the

         Nasdaq, the SEC or other regulatory authority and no de-listing or suspension shall be reasonably likely for the foreseeable future.

                  (iv) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing as though made at that time and the Company shall have performed, satisfied and complied with the covenants and agreements required by this Agreement to be performed or complied with by the Company at or prior to the Closing. Such Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing to the foregoing effect.

                  (v) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (vi) Such Purchaser shall have received the officer's certificate described in Section 3.3, dated as of the Closing and there shall be no material changes from the date of signing of this Agreement to the date of the Closing other than as a result of issuance of Common Stock pursuant to options, warrants and other obligations disclosed on
         Schedule 3.3 as of the date of this Agreement.

                  (vii) Each other Purchaser shall have tendered payment of its applicable Purchase Price for the number of Shares set forth on such other Purchaser's signature page hereto so that the aggregate amount tendered by all of the Purchasers hereunder is no less than twelve million dollars ($12,000,000).

                  (viii) Such Purchaser shall have received opinions of the Company's counsel, dated as of the Closing, in the form attached hereto as Exhibit D.

                  (ix) The Company's transfer agent shall have agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit E.

                  (x) The Company has filed an Additional Listing Application (and no additional time is required for the effectiveness thereof) with respect to all Shares and Warrant Shares with the National Association of Securities Dealers and has provided a copy thereof to the Purchaser.

                                  ARTICLE VIII
                          GOVERNING LAW; MISCELLANEOUS

         8.1 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts located in the State of New York and the state courts located in the County of New York in the State of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by the first class mail shall be deemed in every respect effective service of process upon the Company in any suit or proceeding arising hereunder. Nothing herein shall affect any Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         8.2 Officer and Director Transactions. If any officer (as defined in Rule 16a-1(f) promulgated under the Exchange Act) or director of the Company, directly or indirectly, including through family members, trusts or other entities related to such executive officer or director, disposes, or provides or files any public notice, including pursuant to Rule 144 of the Securities Act, of a bona fide intent to dispose of, any Common Stock beneficially owned by him during the period beginning on the Closing Date and ending on the date which is six (6) months after the Effective Date, the Company shall pay to each Purchaser an amount equal to (x) the number of Shares and Warrant Shares (without giving effect to any exercise or limitation on exercise thereof) then held by such Purchaser times (y) the difference between (m) the closing bid price of the Common Stock on the trading day (the "Announcement Date") immediately preceding the day on which such disposal was publicly announced and (n) the lowest closing bid price of the Common Stock during the thirty (30) trading day period beginning on the Announcement Date; provided, however, that the P/A Fund, L.P. may transfer the Common Stock beneficially owned by it to its partners without triggering the Company's payment obligations pursuant to this Section 8.2; and provided, further that an officer or director (and all such entities for the benefit of any member of his/her family, collectively) may in the aggregate sell during the six (6) month period following the Effective Date up to ten percent (10%) of his/her total holdings as of the date hereof without triggering any payment pursuant to this section.

         8.3 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be promptly delivered to the other parties.

         8.4 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         8.5 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         8.6 Scope of Agreement; Amendments. This Agreement and the documents and instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, no Purchaser makes any representation, warranty, covenant or undertaking with respect the transactions contemplated hereby. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

         8.7 Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                           If to the Company:

                           ON Technology Corporation
                           Waltham Woods
                           880 Winter Street, Building 4
                           Waltham, MA 02451-1449
                           Telecopy: (781)487-3300
                           Attention:  President

                           with a copy to:

                           Epstein Becker & Green, P.C.
                           75 State Street
                           Boston, Massachusetts 02109-1807
                           Telecopy: (617)342-4001
                           Attention: Gabor Garai, Esq.


If to any Purchaser, to such address set forth under such Purchaser's name on the signature page hereto executed by such Purchaser. Each party shall provide notice to the other parties of any change in address.

         8.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, each Purchaser may assign its rights and obligations hereunder and may transfer any or all of its Securities to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company so long as such affiliate is an accredited investor. This provision shall not limit each Purchaser's right to transfer the Securities pursuant to the terms of this Agreement. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Warrants or the Registration Rights Agreement, the Securities may be pledged, and all rights of a Purchaser under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with a Purchaser's margin or brokerage accounts.

         8.9 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         8.10 Survival. The representations, warranties, agreements and covenants of the Company in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser. The Company agrees to indemnify and hold harmless each Purchaser and each of such Purchaser's officers, directors, stockholders, members, employees, partners, agents and affiliates and any direct or indirect investors, stockholders, officers, directors, agents, partners, employees, members, agents or affiliates of any of the foregoing for loss or damage arising as a result of or related to (a) any breach by the Company of any of its representations or covenants set forth herein or the unenforceability or invalidity of any provision of any of this Agreement, the Registration Rights Agreement, or the Warrants (collectively, the "Investment Agreements"), (b) any cause of action, suit or claim brought or made against such indemnitee (other than directly by the Company solely for breach of this Agreement, the Warrants or the Registration Rights Agreement by the indemnitee or by governmental or regulatory authorities), and arising out of or resulting from (whether in whole or in part) the execution, delivery, performance or enforcement of this Agreement or any other Investment Agreements or any other instrument, document or agreement executed pursuant hereto or thereto or contemplated hereby or thereby (including without limitation the acquisition of the the Warrants, the Shares, and the Warrant Shares), any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or the status of the Purchaser as an investor in the Company, except to the extent that such actual loss or damage results from a breach by such indemnitee of this Agreement, the Warrants or the Registration Rights Agreement or from a Purchaser's violation of law, or (c) any characterization concerning any Investment Agreement other than as expressly provided herein or therein, as the case may be, including, without limitation, any characterization that the exercise of Purchaser rights and remedies under any of the Investment Agreements (or through a combination) results in Purchaser acting (or agreeing to act) other than independently and on its own behalf. The right to indemnification shall include the right to advancement of expenses as they are incurred.

         8.11 Public Filings; Publicity. Immediately following execution of this Agreement, the Company shall issue a press release with respect to the transactions contemplated hereby. The Company and each Purchaser shall have the right to approve before issuance any press releases (including the foregoing press release), SEC or other filings, or any other public statements, with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or SEC, Nasdaq, NASD or exchange filings with respect to such transactions as is required by applicable law and regulations (although each Purchaser shall (to the extent time permits) be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

         8.12 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the filing of all appropriate documentation and notifications with Nasdaq with respect to the Warrant Shares immediately following either of the Stockholder Approval or the Nasdaq Approval.

         8.13 Remedies. No provision of this Agreement providing for any remedy to a Purchaser shall limit any remedy which would otherwise be available to such Purchaser at law or in equity. Nothing in this Agreement shall limit any rights a Purchaser may have with any applicable federal or state securities laws with respect to the investment contemplated hereby.

         8.14 Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any person or entity, or which such person or entity is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such person or entity.

         8.15 Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Agreement shall be cumulative and in addition to all other remedies available under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Purchaser's right to actual damages for any failure by the Company to comply with the terms of this Agreement. The Company covenants to each Purchaser that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by each Purchaser and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Purchaser and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, each Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

         8.16 Payment of Cash; Defaults. Whenever the Company is required to make any cash payment to a Purchaser under this Agreement, such cash payment shall be due on the date (the "Cash Due Date") that such Purchaser delivers written notice from the Purchaser to the Company. Such cash payment shall be made to the Purchaser by the method (by certified or cashier's check or wire transfer of immediately available funds) elected by such Purchaser.

         8.17 Failure or Indulgence Not Waiver. No failure or delay on the part of a Purchaser in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         8.18 Termination. In the event that the Closing shall not have occurred on or before two (2) business days after the date of this agreement, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date.



                                      * * *

         IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.


PURCHASER:

CASTLE CREEK TECHNOLOGY PARTNERS LLC

BY: Castle Creek Partners, L.L.C.
ITS: Investment Manager

BY: _____________________________
NAME: Fred Goldman
TITLE: Member

Address:      77 W. Wacker Drive, Suite 4040
              Chicago, Illinois 60601
              Facsimile: (312)499-6999

Copy to:
              Altheimer & Gray
              10 S. Wacker Drive Ste. 4000
              Chicago, Illinois 60606
              Facsimile: (312)715-4800
              Attn: Peter H. Lieberman, Esq.


JURISDICTION: ILLINOIS

AGGREGATE NUMBER OF SHARES PURCHASED AT CLOSING: 514,837

AGGREGATE NUMBER OF WARRANT SHARES REPRESENTED BY SERIES I WARRANT: 257,419

PURCHASER:


MARSHALL CAPITAL MANAGEMENT, INC.

By: __________________________
Name: Allan Weine
Title: President

Address:

c/o Credit Suisse First Boston
11 Madison Ave., Seventh Floor
New York, NY 10010

Copy to:

c/o Credit Suisse First Boston
227 W. Monroe Street, 41st Floor
Chicago, IL 60606
Facsimile: (312)750-1031


JURISDICTION: NEW YORK

AGGREGATE NUMBER OF SHARES PURCHASED AT CLOSING: 514,837

AGGREGATE NUMBER OF WARRANT SHARES REPRESENTED BY SERIES I WARRANT: 257,419

COMPANY:

ON TECHNOLOGY CORPORATION

By: _________________________

Name: _______________________

Title: ______________________